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                                                                   EXHIBIT 23.1


                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated August 31, 1998 included in Zale Corporation's Form 10-K for the year ended July 31, 1998, and to all references to our Firm included in this registration statement.


                                       /s/ Arthur Andersen
                                       Arthur Andersen LLP


Dallas, Texas
November 18, 1998